Select Ten Performance Summary
as of 9/30/97


                                SELECToTEN

An Ideal IRA Choice!

Defined Asset Funds[SM]

A Simple Strategy For Total Return

The Select Ten Portfolio seeks total return by holding the ten current highest dividend-yielding stocks of the Dow Jones Industrial Average* (DJIA) for about one year. Purchasing a Portfolio of these stocks, instead of just one or two, is a way to diversify your stock holdings. The Strategy of investing in a number of established stocks while their prices are depressed, may increase your potential for total return.

How the Portfolio Works

The Portfolio consists of approximately equal values of the ten stocks in the DJIA having the highest dividend yield shortly before the initial offering date (the "Strategy") and holds them for about a year. During this time the Portfolio will remain relatively fixed. After one year, the Portfolio will liquidate. You may choose to roll your proceeds into the next Portfolio of the then-current Strategy, if available, or you can take the cash. Although this is a one year investment, we recommend you stay with the Strategy for three to five years.

Defining Your Risks

Select Ten Portfolios are designed for investors willing and able to assume the risks generally associated with equity investments, and may not be appropriate for those seeking preservation of capital. The value of the investment will fluctuate with the prices of the underlying stocks. There can be no assurance that dividend rates will be maintained or that stock prices will not decrease. Generally, dividends and any gains will be subject to tax each year. Capital gains, if any, on assets held over a year will be taxed up to the maximum federal tax rate of 28%.

Past Performance of Prior Select Ten Portfolios

The chart below shows average annual total returns for each of the four established Series, which assume an annual "rollover" into the next Portfolio. We've also included returns for the most recently completed Portfolio of each
Series:

      Series From Inception through 9/30/97                    Most Recently Completed Portfolio
  Inception                              Return                 Period                              Return
   5/17/91            B Series           17.63%            5/20/96-6/27/97        B Series          27.54%
   1/3/92             A Series           17.86%            1/18/96-2/28/97        A Series          31.27%
   9/1/92             C Series           20.75%            9/12/95-10/31/96       C Series          30.30%
   7/22/96            3 Series           32.60%            7/22/96-8/29/97        3 Series          33.68%

Past performance is no guarantee of future results. Average annual total returns represent price changes plus dividends reinvested, divided by the initial public offering price, and reflect maximum sales charges and expenses. Returns for Series Since Inception and Most Recently Completed Portfolio will differ because Series Since Inception figures reflect a reduced sales charge for consecutive rollovers. Also, the returns will differ because the performance period of the Most Recently Completed Portfolio is different.

The Dow Jones Industrial Average

The Dow Jones Industrial Average consists of 30 stocks chosen by the editors of The Wall Street Journal as representative of the NY Stock Exchange and of American industry. The companies are highly capitalized and their stocks are widely held by individual and institutional investors.

Allied Signal                 Eastman Kodak            Merck
Aluminum Co. of America       Exxon                    3M
American Express              General Electric         J.P. Morgan & Co.
AT&T                          General Motors           Philip Morris
Boeing                        Goodyear                 Procter & Gamble
Caterpillar                   Hewlett-Packard          Sears Roebuck & Co.
Chevron                       IBM                      Travelers Group
Coca-Cola                     International Paper      Union Carbide
Walt Disney                   Johnson & Johnson        United Technologies
Du Pont                       McDonald's               Wal-Mart




[bottom far left side of the page reads: Merrill Lynch ]


[A mountain chart, captioned "Hypothetical Performance of the Strategy (not any Portfolio) Growth of $10,000 invested in 1972 through 9/30/97" compares the cumulative annual performance from 1972 through 9/30/97 of the Strategy (blue), the DJIA (red) and the S&P 500 Index (green). A blue box in the upper left quadrant indicates the components of the Strategy performance section of the chart. The horizontal or (Y) axis compares the cumulative annual performance by YEAR , from 1972 through 9/30/97. The vertical or (X) axis reflects DOLLAR AMOUNT value for each index from 1972 ending 9/30/97. The initial value of each investment is $10,000. Throughout the period from 1972 through September 30, 1997, increases in each investment build towards the right vertical or (X) axis. At the end of this period, the right vertical or (X) axis, reflects the ending value of the STRATEGY ($505,427), the ending value of the DJIA ($251,377) and the ending value of the S&P 500 Index ($237,872).]

Past performance of the Strategy is no guarantee of future results of any Portfolio. There can be no assurance that any Portfolio will outperform either index. The Strategy would have underperformed the DJIA in 11 and the S&P 500 Index in 10 of the last 25 years. Returns assume dividends were reinvested at year ends and do not reflect commissions or taxes. The DJIA and S&P 500 Index do not reflect sales charges and expenses.

Annual Total Returns

                                            S&P 500                                                          S&P 500
             Strategy**       DJIA           Index                           Strategy**        DJIA           Index
1972           20.29%        18.21%           18.98%       1985                 26.66         32.78            31.43
1973           -2.99        -13.12           -14.66        1986                 32.60         26.91            18.37
1974           -2.28        -23.14           -26.47        1987                  5.00          6.02             5.67
1975           55.05         44.40            36.92        1988                 19.53         15.95            16.58
1976           32.84         22.72            23.53        1989                 25.33         31.71            31.11
1977           -2.80        -12.71            -7.19        1990                 -9.91         -0.57            -3.20
1978           -1.81          2.69             6.39        1991                 31.40         23.93            30.51
1979           10.38         10.52            18.02        1992                  6.35          7.34             7.67
1980           24.40         21.41            31.50        1993                 24.95         16.72             9.97
1981            5.50         -3.40            -4.83        1994                  1.92          4.95             1.30
1982           23.49         25.79            20.26        1995                 34.51         36.48            37.10
1983           36.49         25.68            22.27        1996                 25.97         28.57            22.69
1984            5.37          1.06             5.95      09/30/97               22.11         24.80            29.45
                                                          Average               16.46%        13.34%           13.10%


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 1996

                                       10        15        20        25
                 3 Year    5 Year     Year      Year      Year      Year
   STRATEGY**    19.58%    17.85%    15.52%    18.43%    15.37%    16.06%
         DJIA    22.57%    18.20%    16.49%    18.27%    14.27%    12.76%
S&P 500 Index    19.44%    15.07%    15.20%    16.57%    14.33%    12.35%

Your actual Portfolio performance will differ from the Strategy because of sales charges and expenses, because Portfolios are established and liquidated at different times during the year, they normally purchase and sell stocks at prices different from the closing prices used in determining Portfolio unit price, Portfolios are not fully invested at all times and stocks may not be weighted equally. Annual total returns represent price changes plus dividends distributed (reinvested at year ends in average returns).

* Dow Jones & Company, Inc., owner of the name "Dow Jones Industrial Average," is unaffiliated with and did not participate in the creation of the Portfolio or the selection of its stocks, and has neither reviewed nor approved any information in the prospectus relating to the Portfolio. "S&P 500" is a trademark of Standard & Poor's Corporation.

** Net of Portfolio sales charges (2.75% for the first year, 1.75% for each subsequent year) and estimated expenses (about 0.21% a year).

For more complete information about the latest Equity Investor Fund Select Ten Portfolio, including sales charges and expenses, ask your financial professional for a free prospectus. Read the prospectus carefully before you invest.

                                                                 15371IN-10/97
[Copyright]1997 Merrill Lynch, Pierce, Fenner & Smith Incorporated. Member
SIPC.